Exhibit 99.1

MV Oil Trust

MV Oil Trust Files 2017 Annual Report on Form 10-K

MV OIL TRUST

The Bank of New York Mellon Trust Company, N.A., Trustee

NEWS RELEASE

FOR IMMEDIATE RELEASE

Houston, Texas, March 14, 2018 — MV Oil Trust (the “Trust”) (NYSE Symbol — MVO) on March 14, 2018 filed its Annual Report on Form 10-K for the year ended December 31, 2017 with the U.S. Securities and Exchange Commission (the “SEC”).  The Annual Report on Form 10-K is available in the “SEC Filings” section of the Trust’s website at mvo.investorhq.businesswire.com as well as on the SEC’s website at www.sec.gov.

Trust unitholders may also request a printed copy of the Annual Report on Form 10-K, which includes audited financial statements, free of charge by submitting a request in writing to:

MV Oil Trust

The Bank of New York Mellon Trust Company, N.A., as Trustee

Mike Ulrich

(512) 236-6599

601 Travis Street, Floor 16, Houston, TX 77002

Contact:	MV Oil Trust
The Bank of New York Mellon Trust Company, N.A., as Trustee
Mike Ulrich
(512) 236-6599
601 Travis Street, Floor 16, Houston, TX 77002